SCHEDULE 14A
                                (RULE 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.1)

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                             RUSSIAN-CAVIAR.COM
------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

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          pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:


[CAPTION]
RUSSIAN-CAVIAR.COM
Corporate Office:
827 State Street, Suite 14
Santa Barbara, CA 93101

November 7, 2000

To: All stockholders of RUSSIAN-CAVIAR.COM
From: Agata Gotova, President
Subject: Special Meeting of Shareholders

Dear Shareholders:

I am happy to report to you that the NASD has accepted our market maker's application to quote our securities on the NASD Bulletin Board. The Board of Directors has decided to expand the operations of the company beyond that of caviar sales. We are developing a business plan which will enable us to provide e-marketing solutions to other companies doing business on the Internet. While this plan is still in its development stage, we have decided that our name should reflect the expansion of our Internet business. Therefore, the Board of Directors is proposing to change the name of Russian-Caviar to "eSynergies, Inc." Further the Board has proposed a ten to one forward split of the existing share capital of the corporation, and an amendment to the articles of incorporation to effectuate that split. I ask you to read the enclosed materials fully and thoroughly. I look forward to an upcoming year filled with prosperity and success to all of us.

Thank you for your continuing support.

Agata Gotova
----------------
Agata Gotova, President

[CAPTION]
RUSSIAN-CAVIAR.COM
Corporate Office:
827 State Street, Suite 14
Santa Barbara, CA 93101


                         SPECIAL MEETING OF SHAREHOLDERS
                                  TO BE HELD
                               NOVEMBER 20, 2000
                           9:00 A.M. PACIFIC TIME

                         ------------------------------

NOTICE IS HEREBY GIVEN, that the 2000 Special Meeting of Shareholders of RUSSIAN-CAVIAR.COM, a California corporation ("RCVR"), will be held at 3:00 p.m. Pacific Daylight Time on November 20, 2000 at 9:00 a.m., Pacific Time at the Company's offices at 827 State Street, Suite 14, Santa Barbara, California, for the following purposes:

(1) To approve the 10-1 forward split of common shares of RCVR and amend the company's articles of incorporation to provide for the split; and

(2)  To change the name of the company to eSynergies, inc.; and

(3) To transact such other business as may properly come before the 2000 SPECIAL Meeting and any adjournment thereof.

     The Company has fixed the close of business on October 31, 2000 as the Record Date for the determination of Company shareholders entitled to receive notice of, and to vote at, the Special Meeting and any adjournment thereof.

                                            BY ORDER OF THE BOARD OF DIRECTORS,


                                            Agata Gotova
                                            -----------------------
Santa Barbara, California                   Agata Gotova, President
November 7, 2000


TO ASSURE YOUR REPRESENTATION AT THE SPECIAL MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING IN PERSON HAVE THE RIGHT TO REVOKE THEIR PROXIES AND VOTE THEIR SHARES IN PERSON, IF THEY SO DESIRE.

                       ----------------------------------

                              RUSSIAN-CAVIAR.COM

                               PROXY STATEMENT

                   FOR THE 2000 SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON NOVEMBER 20, 2000


                               I. INTRODUCTION

The Board of Directors of RUSSIAN-CAVIAR.COM, a California corporation (the "Company"), is soliciting the accompanying Proxy in connection with its 2000 Special Meeting of Shareholders of the Company to be held at 9:00 a.m. Pacific Time on November 20, 2000, and any adjournments thereof. This Proxy Statement, the Notice of Special Meeting and Proxy Card, are being mailed to shareholders on or about November 8, 2000.

                    II. OUTSTANDING SHARES AND VOTING RIGHTS

The Board of Directors of the Company has fixed the close of business on October 31, 2000, as the record date for the determination of those holders of Common Stock of the Company entitled to receive notice of, and vote at, the Special Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Special Meeting. At the close of business on the record date, there were 1,975,000 shares of the Company's Common Stock issued and outstanding. The Common Stock is the only outstanding class of capital stock of the Company entitled to vote at the Meeting. Each share of Common Stock is entitled to one vote on each matter to be voted on at the meeting. Holders of Common Stock are not entitled to cumulative voting rights. A majority of the shares entitled to vote present in person or represented by proxy at the SPECIAL Meeting, is required for approval of each of the Company's three proposals.

Shares of Common Stock that are represented by properly executed proxies, unless such proxies have previously been revoked, will be voted in accordance with the instructions indicated in such proxies. If no instructions are indicated, such common shares will be voted "FOR" approval of each of the four proposals and in the discretion of the proxy holders for any other matter that may properly come before the SPECIAL Meeting. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum, and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote a particular matter, then in such instance, the shares covered by such "non-vote" proxy shall be deemed to be present at the meeting for purposes of determining a quorum, but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter.

A shareholder who has given a proxy may revoke it at any time prior to its exercise at the Special Meeting by filing with the Chief Executive Officer of the Company, Ms. Agata Gotova, at the address set forth above, a written revocation of such proxy, or by executing and delivering a duly-executed proxy bearing a later date, or by simply voting the common shares covered thereby by separate written ballot to be disseminated at the Special Meeting.

In addition to soliciting proxies by mail, officers, directors and employees of the Company, without receiving additional compensation therefor, may solicit proxies personally, or by telephone, telegram or other forms of communication, including wire facsimile. The Company has not retained a proxy solicitation firm, and instead, will use its own best efforts to solicit as many proxies as practicable in the time available before the Special Meeting.

              III. PRINCIPAL SHAREHOLDERS; MANAGEMENT SHARE HOLDINGS

The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of October 31, 2000, by: (I) each current director; each nominee for director, and executive officer of the Company; (ii) all directors and executive officers as a group; and (iii) each shareholder who owns more than five percent of the outstanding shares of the Company's Common Stock. Except as otherwise indicated, the Company believes each of the persons listed below possesses sole voting and investment power with respect to the shares indicated.


NAMES OF EXECUTIVE                           SHARES             PERCENTAGE
OFFICER, DIRECTORS                        BENEFICIALLY         BENEFICIALLY
AND 5% HOLDERS                               OWNED                OWNED
------------------                        -----------          -----------
Agata Gotova(1)                            1,610,000              80.5%
827 State Street
Santa Barbara, CA 93101

Richard Tearle                               100,000                 5%
1216 State Street, #305
Santa Barbara, CA 93101
   --------------------------------------------------------------------------
In order to effectuate a fair and just reorganization of the company's capital stock structure, Agata Gotova has agreed to cancel and return these 1,610,000 shares to treasury, prior to the effectuation of the forward split, and effective November 21, 2000, and be reissued 118,000 shares, which, after the forward split, will be split to 1,118,000 shares.

                         IV. EXECUTIVE COMPENSATION

The Company has made no provisions for cash compensation to its officers and directors. The Company's management has received 1,610,000 shares of restricted stock as a retainer for futures services and in exchange for the company's business plan. These 1,610,000 shares have been accepted as full compensation for management's services for the first year of operations. No salaries are being paid at the present time, and will not be paid unless and until there is available cash flow from operations or additional influx of capital to pay salaries. There were no grants of options or SAR grants given to any executive officers during the last fiscal year.

V. PROPOSAL NUMBER ONE - TO CHANGE THE NAME OF THE COMPANY TO eSynergies, inc.

The Board of Directors has decided to expand the company's operations on the Internet to provide, in addition to caviar sales, the provision of e-market solutions to other businesses on the Internet, to help them communicate more efficiently with customers and to organize marketing campaigns. The Company will continue to provide caviar sales from its e-commerce site on the Internet, but, although its new business plan is currently still in formation, the Board feels that the company's name should be changed to more reflect the expansion of the company's business beyond just caviar sales. Therefore, the company proposes that article FIRST of the company's articles of incorporation be amended to read as follows:

            "FIRST: The name of this corporation is: eSynergies, Inc."

VI.  PROPOSAL NUMBER TWO: TEN TO ONE FORWARD SPLIT OF SHARE CAPITAL.

The Board of Directors is proposing a ten to one forward split of its share capital. The forward split will result in each outstanding share being converted to ten shares, and the authorized share capital will increase from 100,000,000 shares to 1,000,000,000 shares. In addition, the par value of each share will decrease ten-fold from $.001 per share to $.0001 per share.

The forward split requires an amendment to the certificate of incorporation of the company, which can only be done by Board resolution and approval by the shareholders. On November 7, 2000, the Board of Directors adopted the following resolution to effectuate the forward split:

WHEREAS, the Board of Directors has resolved to restructure the capital structure of the corporation, to effectuate a 10 to 1 forward split of its share capital,

           IT IS RESOLVED, that Article FIFTH of the Articles of Incorporation is hereby amended to read as follows:

"FIFTH: This corporation is authorized to issue only one class of stock, all common; the total number of shares which this corporation is authorized to issue is one billion (1,000,000,000) shares, each with a par value of $.00001 per share, in order to reflect a 10 for 1 forward share split.

I. PROPOSAL NUMBER ONE CALLS FOR THE APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION, CHANGING THE NAME OF THE COMPANY TO eSynergies, Inc. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL NUMBER ONE.

II. PROPOSAL NUMBER TWO CALLS FOR THE SHAREHOLDERS TO AMEND THE ARTICLES OF INCORPORATION OF THE COMPANY TO EFFECT A TEN FOR ONE FORWARD SHARE SPLIT AND INCREASE IN THE AUTHORIZED SHARE CAPITAL. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL NUMBER TWO.

                             VII. OTHER BUSINESS

No business, other than as set forth herein, is expected to come before the Special Meeting. Should any other matter requiring a vote of the shareholders arise, including any question related to any adjournment of the meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment and in the best interests of the Company and its shareholders.

                           VIII. SHAREHOLDER PROPOSALS

Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the Special Meeting of Shareholders must be received by the Company by November 12, 2000. The proposal will be presented at the Special Meeting, but not included in the Company's Proxy Statement, and related proxy solicitation materials, for the Company's Special Meeting of Shareholders.

BY ORDER OF THE BOARD OF DIRECTORS,


Agata Gotova
----------------
AGATA GOTOVA
President
Santa Barbara, California, November 7, 2000

[CAPTION]
                                    PROXY

The undersigned shareholder of RUSSIAN-CAVIAR.COM (The "Company") hereby appoints Agata Gotova, as proxy holder of the undersigned to attend the SPECIAL general meeting of the Company to be held on November 20, 2000 and any adjournment thereof with authority to act and vote at the meeting for and on behalf of the undersigned and directs the proxy holder to vote the common shares held by the undersigned in respect of the matters indicated below as follows:

PROPOSAL ONE: TO AMEND THE ARTICLES OF INCORPORATION OF THE COMPANY TO CHANGE THE NAME FROM RUSSIAN-CAVIAR.COM TO eSyngergies, inc.

           _______ FOR

           _______ AGAINST

           _______ ABSTAIN

           PROPOSAL TWO: TO AMEND THE ARTICLES OF INCORPORATION TO EFFECT A TEN FOR ONE FORWARD SPLIT OF THE OUTSTANDING AND AUTHORIZED SHARE CAPITAL OF THE COMPANY.

           ________ FOR

           _______ AGAINST

           _______ ABSTAIN

PLEASE SIGN AND DATE BELOW

INSTRUCTION: Please sign your name exactly as it appears on your stock certificate. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, give your full title as such. If a corporation, please sign in full corporate name by the duly authorized officer. If a partnership, please sign in partnership name by an authorized person.

PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY CARD IN THE ENCLOSED ENVELOPE TODAY. THIS REPLACES AND REVOKES ANY OTHER PROXIES YOU MAY HAVE BEEN PRESENTED. NO POSTAGE IS REQUIRED.

Executed this ____day of _________, 2000.

________________________
________________________
Name of Shareholder
Signature of Shareholder
________________________
________________________
Address (if different from above)
Signature of Shareholder

________________________
________________________
Share Certificate No.
Number of Shares voted